www.aviatnetworks.com
Aviat Networks Announces Board Refreshment Program to Accelerate Next Phase of Growth and the Nomination of Two New Directors
AUSTIN, Texas, August 30, 2021 - Aviat Networks, Inc. (NASDAQ: AVNW) (“Aviat” or the “Company”), the leading expert in wireless transport solutions, today announced its board refreshment designed to accelerate the next phase of the Company’s growth (the “Board Refreshment Program”), and two new director nominees who will be voted on at the Company’s annual meeting of shareholders (the “2021 Annual Meeting”) along with four current members of the Company’s board (the “Board”). The new director candidates are Bryan Ingram and Somesh Singh.
Further, in support of the Board Refreshment Program and the Board’s transition, directors Dahlia Loeb, Ken Kong and John Quicke, will not stand for re-election.
"We look forward to welcoming Bryan and Somesh to the Board," said John Mutch, Aviat Networks Chairman of the Board. "Bryan and Somesh will further strengthen the Board’s depth of technical expertise as Aviat advances its strategy for growth and increased shareholder value. Bryan will help ensure that our technology architecture is aligned with customer needs. Similar to the opportunity at Aviat, Somesh has led transformations from hardware to software/services. We will be excited to have them join us."
"The nomination of Bryan and Somesh to our Board will come at a time when Aviat is transforming from a pure-play wireless systems company into a wireless transport solutions provider with systems, software, and services critical to customer networks as the world moves to 5G and beyond. The extensive experience and expertise in leadership, technology, and transformative growth that Bryan and Somesh will bring to Aviat will put our Company on a stronger path forward and benefit all stakeholders.”
The new director candidates have invaluable backgrounds in driving technology and corporate growth:
•Bryan Ingram has 35 years of experience in technology, most recently serving as senior vice president and general manager of Broadcom’s Wireless Semiconductor Division. Prior to that position, he held other senior executive roles at Broadcom and its predecessor, Avago Technologies Limited. He also held executive positions at the predecessor to Avago within Agilent Technologies and various management positions at Hewlett Packard and Westinghouse. Mr. Ingram holds a Bachelor of Science in Electrical Engineering from the University of Illinois and a Master of Science in Electrical Engineering from Johns Hopkins University.
•Somesh Singh has over 30 years of broad experience running large, globally distributed product teams. Most recently, he served as chief product officer of E&P Software at Emerson Electric and, immediately prior, chief product officer at Paradigm. He also led product management and engineering at NetIQ, and led research and development, customer care, professional services, IT, and training as senior vice president for R&D and technical operations at Vignette. Mr. Singh holds a Bachelor of Technology degree in Chemical Engineering from the Indian Institute of

Technology, a Master’s degree in Chemical Engineering from Columbia University, and an MBA from the Wharton School of Business, University of Pennsylvania.
"On behalf of the Board, I thank John Quicke and Ken Kong, originally nominated by Steel Partners, for providing guidance to return the Company to profitability over the last number of years, and Dahlia Loeb for her financial depth and knowledge of the capital markets to advance our growth plan.”
John Mutch added “I especially appreciate John Quicke for his mentorship to me personally and his significant contribution of operating and financial expertise to the Company. We thank the outgoing Board members for their service to Aviat and much-valued contributions. All have served with the highest standards of integrity and commitment, playing pivotal roles during what has been a successful restructuring phase for Aviat. All three will continue to serve as directors until the 2021 Annual Meeting."
The six candidates, which include four current Board members and two new nominees, to be voted on at the 2021 Annual Meeting will be:
Current Director Nominees:
John Mutch
Michele Klein
Pete Smith
James Stoffel
New Nominees:
Bryan Ingram
Somesh Singh
###
About Aviat Networks
Aviat Networks, Inc. is the leading expert in wireless transport solutions and works to provide dependable products, services and support to its customers. With more than one million systems sold into 170 countries worldwide, communications service providers and private network operators including state/local government, utility, federal government and defense organizations trust Aviat with their critical applications. Coupled with a long history of microwave innovations, Aviat provides a comprehensive suite of localized professional and support services enabling customers to drastically simplify both their networks and their lives. For more than 70 years, the experts at Aviat have delivered high performance products, simplified operations, and the best overall customer experience. Aviat Networks is headquartered in Austin, Texas. For more information, visit www.aviatnetworks.com or connect with Aviat Networks on Twitter, Facebook and LinkedIn.
Important Additional Information and Where to Find It
Aviat plans to file a proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting.
STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE

WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents when filed by the Company with the SEC in connection with the 2021 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.aviatnetworks.com/).
Participants in the Solicitation
Aviat, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2021 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s voting shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2021 Annual Meeting. Information relating to the foregoing can also be found in the Company’s proxy statement for the 2020 annual meeting of stockholders, filed with the SEC on September 25, 2020. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 proxy statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements
The information contained in this document includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, statements identified by the use of forward-looking terminology, including "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the items set forth in "Risk Factors" in Aviat’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on August 25, 2021 as well as other reports filed by Aviat with the SEC from time to time. Aviat undertakes no obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future.

Media Contact: Gary Croke, Aviat Networks, Inc., gary.croke@aviatnet.com
Investor Relations Contact: Keith Fanneron, Aviat Networks, Inc., keith.fanneron@aviatnet.com